UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2016

LANDEC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-27446	94-3025618
(Commission file number)	(IRS Employer Identification No.)

3603 Haven Avenue, Menlo Park, California	94025
(Address of principal executive offices)	(Zip Code)

(650) 306-1650

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)         (i)      On October 20, 2016, the Board of Directors (the “Board”) of Landec Corporation (the “Company”) approved a long-term incentive plan (“LTIP”) under which certain employees, including the named executive officers, Molly Hemmeter, Gregory Skinner, Ronald Midyett and Larry Hiebert (the “Participating Employees”) will be eligible to receive bonuses based on the Company’s return on invested capital (“ROIC”) for fiscal year 2019 which will be calculated by dividing consolidated Earnings Before Interest and Taxes (“EBIT”) by the sum of the Company’s average consolidated debt plus average stockholders’ equity for fiscal year 2019. Participating Employees will earn cash bonuses based upon the actual ROIC for fiscal year 2019 meeting or exceeding the specified target ROIC. Bonuses are calculated by multiplying each Participating Employee’s individual target amount by the percentage of the target ROIC that is achieved in fiscal year 2019. The individual target amounts for the Participating Employees range from 18% to 69% of their base salaries. Each Participating Employee’s eligibility to receive the foregoing bonus will be subject to his or her continuing as an employee of the Company through the last day of fiscal year 2019.

(ii)    On October 20, 2016, the Board approved the grant of the number of restricted stock units to the employees listed below. One-half of each person’s restricted stock units will vest on the first anniversary of the grant and the other half will vest on the second anniversary of the grant.

RSUs
Molly Hemmeter, President and Chief Executive Officer of the Company	47,406
Gregory Skinner, Chief Financial Officer of the Company	17,826
Ronald Midyett, Chief Operating Officer of the Company	14,290
Larry Hiebert, President of Lifecore Biomedical, Inc.	13,250

Item 5.07       Submission of Matters to a Vote of Security Holders.

 On October 20, 2016, the Company held its Annual Meeting of Stockholders. The three proposals presented to stockholders were the election of four Class 1 directors, the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 28, 2017, and a non-binding advisory proposal approving executive compensation.

1.     The voting results for the election of directors were as follows:

Director	Votes For	Votes Withheld	Broker Non-Votes
Gary T. Steele	20,696,805	174,738	4,879,013
Frederick Frank	20,663,202	208,341	4,879,013
Steven Goldby	19,885,837	985,706	4,879,013
Catherine A. Sohn, Pharma. D.	20,792,582	78,961	4,879,013

2.     Stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 28, 2017, with votes as follows: 25,585,650 votes for approval and 159,847 votes against approval, with 5,059 shares abstaining.

3.     Stockholders approved the compensation paid to the Company’s named executive officers (in the form of a non-binding, advisory note), with votes as follows:

For	Against	Abstain	Broker-Non-Votes
20,355,665	326,692	189,186	4,879,013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 24, 2016

LANDEC CORPORATION

By: /s/ Gregory S. Skinner

       Gregory S. Skinner

       Vice President of Finance and

       Administration and Chief Financial Officer